CENTERSTONE INVESTORS

PROSPECTUS

August 1, 2022

CENTERSTONE INVESTORS FUND

CLASS I	CLASS A	CLASS C
CENTX	CETAX	CENNX

CENTERSTONE INTERNATIONAL FUND

CLASS I	CLASS A	CLASS C
CINTX	CSIAX	CSINX

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Centerstone Investors Fund
Centerstone International Fund

Table of Contents

Summary Section
1	Centerstone Investors Fund
11	Centerstone International Fund

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
21	Centerstone Investors Fund
21	Investment Objective
21	Principal Investment Strategies
23	Centerstone International Fund
23	Investment Objective
23	Principal Investment Strategies
25	Principal Risks of Investing in the Funds
33	Temporary Investments
34	Portfolio Holdings Information
34	Cybersecurity

Management of the Funds
35	The Adviser
36	Portfolio Manager

Shareholder Information
37	Share Price
39	How to Purchase Shares
39	Choosing a Share Class
39	More About Class A Shares
43	More About Class C Shares
44	More About Class I Shares
44	Purchasing Shares
47	How to Redeem Shares
51	Frequent Purchases and Redemptions of Fund Shares
52	Tax Status, Dividends and Distributions
53	Distribution of Fund Shares

Financial Highlights
56	Centerstone Investors Fund
60	Centerstone International Fund

ApPENDIX A
67	Intermediary-Specific Sales Charge Waivers and Discounts

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Summary Section
Centerstone Investors Fund

Investment Objective.

The investment objective of the Centerstone Investors Fund (the “Investors Fund”) is to seek long-term growth of capital.

Fees and Expenses of the Investors Fund.

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Investors Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Investors Fund. More information about these and other discounts is available from your financial professional and under the heading Shareholder Information – More About Class A Shares on page 39 of this Prospectus. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the Prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses(3)	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.42%	2.17%	1.17%
Fee Waiver/Expense Reimbursement	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.41%	2.16%	1.16%

(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

(2)	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Investors Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

(3)	This number represents the combined total fees and operating expenses of the acquired funds owned by the Investors Fund and is not a direct expense incurred by the Investors Fund or deducted from the Investors Fund assets. Since this number does not represent a direct operating expense of the Investors Fund, the operating expenses set forth in the Investors Fund’s financial highlights do not include this figure.

(4)	Centerstone Investors, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the Investors Fund, at least until August 1, 2024 so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.35%, 2.10% and 1.10% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Investors Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Adviser.

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Summary Section
Centerstone Investors Fund

Example.

This Example is intended to help you compare the cost of investing in the Investors Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Investors Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Investors Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through August 1, 2024. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$636	$925	$1,236	$2,115
Class C	Shares held $219 Shares sold $319	$677	$1,162	$2,501
Class I	$118	$370	$642	$1,418

Portfolio Turnover.

The Investors Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Investors Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Investors Fund’s performance. During the fiscal year ended March 31, 2022, the portfolio turnover rate of the Investors Fund was 31.56% of the average value of its portfolio.

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Summary Section
Centerstone Investors Fund

Principal Investment Strategies.

To achieve its objective of long-term capital growth, the Investors Fund normally invests at least 60% of its net assets in equity and equity related securities and up to 40% of its total assets in fixed income instruments (without regard to credit rating or time to maturity). The Investors Fund may also invest in cash and cash equivalents. The Investors Fund primarily invests its assets in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. The Investors Fund may also invest in foreign and domestic preferred equity securities and American Depositary Receipts (“ADRs”). The Investors Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by international government or quasi-government organizations and sovereign debt securities. The Investors Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The Investors Fund may also invest up to 10% of its total assets in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and exchange-traded funds (“ETFs”). The Investors Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The Investors Fund particularly seeks companies that have financial strength and stability, strong management and fundamental or intrinsic value. “Intrinsic value” is based on the Adviser’s judgment of what a prudent and rational business buyer would pay in cash for a company in normal markets. The Adviser follows a global, bottom-up oriented long-term investment philosophy that identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions. The Investors Fund focuses its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The investment philosophy and strategy of the Investors Fund seeks a “margin of safety” in investments, i.e., where the market price of an investment is below its fundamental value, with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. For these reasons, the Investors Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed.

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Summary Section
Centerstone Investors Fund

Investment decisions for the Investors Fund are made without regard to the capitalization (size) of the companies in which it invests. The Investors Fund may invest in any size company, including large, medium and smaller companies. Under normal circumstances, the Investors Fund anticipates allocating a significant amount of its net assets to foreign investments. That generally means that at least 15% of the Investors Fund’s net assets is allocated to foreign investments (the Investors Fund expects at least 30% of its equity investments to normally be in foreign equities).

The Adviser may invest the Investors Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, however, the emphasis is in companies operating in developed countries, such as those of the U.S., Canada, Japan and Western Europe.

The Investors Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The Investors Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for non-hedging speculative purposes that seek to take maximum advantage of market fluctuations. The Investors Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

The Investors Fund may also engage in securities lending to generate income.

The Adviser considers selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

Principal Risks.

Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Investors Fund. Each risk summarized below is a principal risk of investing in the Investors Fund and different risks may be more significant at different times depending upon market conditions or other factors.

w	ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities that are not passed through.

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Summary Section
Centerstone Investors Fund

w	Cash and Cash Equivalents Risk. At any time, the Investors Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

w	Credit Risk. If the Investors Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Investors Fund’s investments in foreign currency-denominated securities may reduce the Investors Fund’s returns.

w	Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Investors Fund owns and the Investors Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

w	Derivatives Risk. The risks of investments in derivatives, including options, forward contracts, futures contracts and foreign currency derivatives, include the risk that derivatives may result in losses that are potentially unlimited and that partially or completely offset gains in portfolio positions. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

w	Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Investors Fund’s investment strategy. The Investors Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

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Summary Section
Centerstone Investors Fund

w	Equity Securities Risk. The Investors Fund primarily invests in common stock (and securities convertible into common stocks) and may also invest in preferred stocks and ADRs, which subjects the Investors Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Investors Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Investors Fund’s investments goes down, your investment in the Investors Fund decreases in value and you could lose money.

w	ETF Risk. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Investors Fund. As a result, the cost of investing in the Investors Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the fund. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

w	Fixed Income Risk. When the Investors Fund invests in fixed income securities (without regard to credit rating or time to maturity), the value of your investment in the Investors Fund may fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

w	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

w	Gold and Precious Metals Risk. The Investors Fund may invest directly and indirectly in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation, which may have an impact on the Investors Fund’s performance.

w	Hedging Risk. Hedging, including foreign currency hedging, is a strategy in which the Investors Fund uses a derivative to offset the risks associated with other Investors Fund holdings. There can be no assurance that the Investors Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Investors Fund is not required to use hedging and may choose not to do so.

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Summary Section
Centerstone Investors Fund

w	Junk Bond Risk. The risk that lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.

w	Large-Cap Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

w	Management Risk. The risk that the investment process used by the Investors Fund’s portfolio manager could fail to achieve the Investors Fund’s investment goal and cause an investment in the Investors Fund to lose value.

w	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

w	Mid-Cap Company Risk. The risk that the mid-cap companies in which the Investors Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

w	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Investors Fund to achieve its investment objective and could increase the operating expenses of the Investors Fund.

w	Securities Lending Risk. The Investors Fund may lend portfolio securities to U.S. Government securities dealers and to institutions, such as banks and certain broker-dealers. The Investors Fund may experience a loss or delay in the recovery of its securities if the borrower breaches its agreement with the Investors Fund.

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Summary Section
Centerstone Investors Fund

w	Small-Cap Company Risk. To the extent the Investors Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies.

w	Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, securities that exhibit value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

w	Volatility Risk. The Investors Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Investors Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance.

The Investors Fund acquired all of the assets and liabilities of Centerstone Investors Fund, a series of Centerstone Investment Trust, (the “Predecessor Fund”) in a tax-free reorganization on March 5, 2021. In connection with this acquisition, shares of the Predecessor Fund’s Class A, Class C and Class I Shares were exchanged for Class A, Class C and Class I Shares of the Investors Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Investors Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Investors Fund. The Investors Fund is a continuation of the Predecessor Fund, and therefore, the performance information for the period prior to the reorganization is that of the Predecessor Fund.

The bar chart and performance table below show the variability of the Predecessor Fund’s returns, which may be an indication of the risks of investing in the Investors Fund. The bar chart shows performance of the Investors Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception. After tax returns for Class A and Class C shares, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Investors Fund’s Class I shares over time to the performance of a broad-based securities market index. You should be aware that the Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Investors Fund will perform in the future. Shareholder reports containing financial and performance information are delivered to shareholders semi-annually. Updated performance information will be available at no cost by calling the Investors Fund toll-free at 877.314.9006.

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Summary Section
Centerstone Investors Fund

Performance Bar Chart
Calendar Year Ended December 31

Best Quarter:	2nd Quarter 2020	16.88%
Worst Quarter:	1st Quarter 2020	-26.33%

The year-to-date return as of the most recent fiscal quarter, which ended June 30, 2022, was (12.28)%.

Performance Table
Average Annualized Total Returns
For periods ended December 31, 2021

	One Year	Five Years	Since Inception of the Predecessor Fund (05-03-2016)
Class I Return before taxes	10.66%	6.76%	6.61%
Class I Return after taxes on distributions	10.43%	6.36%	6.22%
Class I Return after taxes on distributions and sale of Fund shares	6.65%	5.28%	5.17%
Class A Return with sales charge before taxes	4.88%	5.40%	5.37%
Class C Return before taxes	9.48%	5.69%	5.62%
MSCI ACWI Index(1)	18.54%	14.40%	13.96%

(1)	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is not available for direct investment.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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Summary Section
Centerstone Investors Fund

Investment Adviser. Centerstone Investors, LLC serves as the Investors Fund’s adviser.

Portfolio Manager. The following individual serves as the Investors Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the Investors Fund since
Abhay Deshpande, CFA	Founder & Chief Investment Officer of the Adviser	May 2016

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Centerstone Investors Fund, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474), or by telephone at 877.314.9006. Investors who wish to purchase or redeem Investors Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment for Class A shares, Class C shares and Class I shares is $2,500 ($1,000 for IRAs and other retirement plans). The minimum subsequent investment amount is $100 for each Class (also $100 for IRAs and other retirement plans). There is no minimum initial or subsequent investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Investors Funs through omnibus arrangements. These limits are applied on a per transaction basis. The Investors Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser.

Tax Information. The Investors Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Investors Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Investors Fund and its related companies may pay the intermediary for the sale of Investors Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Investors Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Section
Centerstone international Fund

Investment Objective.

The investment objective of the Centerstone International Fund (the “International Fund”) is to seek long-term growth of capital.

Fees and Expenses of the International Fund.

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the International Fund. More information about these and other discounts is available from your financial professional and under the heading Shareholder Information – More About Class A Shares on page 39 of this Prospectus. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are provided in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the Prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.55%	0.55%	0.55%
Acquired Fund Fees and Expenses(3)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.75%	2.50%	1.50%
Fee Waiver/Expense Reimbursement	(0.35)%	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.40%	2.15%	1.15%

(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

(2)	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of International Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

(3)	This number represents the combined total fees and operating expenses of the acquired funds owned by the International Fund and is not a direct expense incurred by the International Fund or deducted from the International Fund’s assets. Since this number does not represent a direct operating expense of the International Fund, the operating expenses set forth in the International Fund’s financial highlights do not include this figure.

(4)	Centerstone Investors, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the International Fund, at least until August 1, 2024 so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.35%, 2.10% and 1.10% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the International Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Adviser.

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Summary Section
Centerstone international Fund

Example.

This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through August 1, 2024. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$635	$956	$1,335	$2,397
Class C	Shares held $218 Shares sold $318	$709	$1,263	$2,773
Class I	$117	$403	$748	$1,724

Portfolio Turnover.

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the International Fund’s performance. During the fiscal year ended March 31, 2022, the portfolio turnover rate of the International Fund was 19.69% of the average value of its portfolio.

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Summary Section
Centerstone international Fund

Principal Investment Strategies.

To achieve its objective of long-term capital growth, normally, the International Fund invests at least 60% of its net assets in foreign (non-U.S.) equity securities. Equity securities are selected based on their price versus value, business quality and balance sheet strength, among other factors. The International Fund also may invest up to 40% of its total assets in debt instruments (including those of foreign issuers). The International Fund may also invest in cash and cash equivalents. The International Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by international government or quasi-government organizations and sovereign debt securities. The International Fund may invest in debt securities generally without regard to their credit rating or time to maturity. The International Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. In selecting debt securities to achieve the International Fund’s investment objective, the Adviser considers the likelihood of default and the potential for capital appreciation. The International Fund may also invest up to 10% of its total assets in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and ETFs. The International Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The International Fund particularly seeks companies that have financial strength and stability, strong management and fundamental or intrinsic value. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for a company in normal markets. The Adviser follows a bottom-up oriented long-term investment philosophy. The International Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. The International Fund focuses its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The investment philosophy and strategy of the International Fund seeks a “margin of safety” in investments, i.e., where the market price of an investment is below its fundamental value, with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. For these reasons, the International Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed.

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Summary Section
Centerstone international Fund

Investment decisions for the International Fund are made without regard to the capitalization (size) of the companies in which it invests. The International Fund may invest in any size company, including large, medium and smaller companies.

The International Fund invests primarily in equity securities of companies traded in mature markets (markets that already have a number of established companies, for example, Japan, Germany and France) and may invest in countries whose economies are still developing (sometimes called “emerging markets”). The International Fund intends to invest its assets in investments that are tied economically to a number of countries throughout the world. Under normal circumstances, the Fund invests in issuers located in at least three different countries (not including the U.S. although the Fund may also invest in U.S. issuers).

The International Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The International Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for non-hedging speculative that seek to take maximum advantage of market fluctuations. The International Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

The International Fund may also engage in securities lending to generate income.

The Adviser considers selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

Principal Risks.

Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the International Fund. Each risk summarized below is a principal risk of investing in the International Fund and different risks may be more significant at different times depending upon market conditions or other factors.

w	Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

w	Credit Risk. If the International Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the International Fund’s investments in foreign currency-denominated securities may reduce the International Fund’s returns.

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Summary Section
Centerstone international Fund

w	Currency Risk. Changes in foreign currency exchange rates will affect the value of what the International Fund owns and the International Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

w	Derivatives Risk. The risks of investments in derivatives, including options, forward contracts, futures contracts and foreign currency derivatives, include the risk that derivatives may result in losses that are potentially unlimited and that partially or completely offset gains in portfolio positions. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

w	Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the International Fund’s investment strategy. The International Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

w	Equity Securities Risk. The International Fund invests in common stock (and securities convertible into common stocks) which subjects the International Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the International Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the International Fund’s investments goes down, your investment in the International Fund decreases in value and you could lose money.

w	ETF Risk. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Investors Fund. As a result, the cost of investing in the International Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the fund. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

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Summary Section
Centerstone international Fund

w	Fixed Income Risk. When the International Fund invests in fixed income securities (without regard to credit rating or time to maturity), the value of your investment in the International Fund may fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

w	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

w	Gold and Precious Metals Risk. The International Fund may invest directly and indirectly in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation, which may have an impact on the International Fund’s performance.

w	Hedging Risk. Hedging, including foreign currency hedging, is a strategy in which the International Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the International Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The International Fund is not required to use hedging and may choose not to do so.

w	Junk Bond Risk. The risk that lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.

w	Large-Cap Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

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Summary Section
Centerstone international Fund

w	Management Risk. The risk that the investment process used by the International Fund’s portfolio manager could fail to achieve the International Fund’s investment goal and cause an investment in the International Fund to lose value.

w	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

w	Mid-Cap Company Risk. The risk that the mid-cap companies in which the International Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

w	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the International Fund to achieve its investment objective and could increase the operating expenses of the International Fund.

w	Securities Lending Risk. The International Fund may lend portfolio securities to U.S. Government securities dealers and to institutions, such as banks and certain broker-dealers. The International Fund may experience a loss or delay in the recovery of its securities if the borrower breaches its agreement with the International Fund.

w	Small-Cap Company Risk. To the extent the International Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies.

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Summary Section
Centerstone international Fund

w	Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, securities that exhibit value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

w	Volatility Risk. The International Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the International Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance.

The International Fund acquired all of the assets and liabilities of Centerstone International Fund, a series of Centerstone Investment Trust, (the “Predecessor Fund”) in a tax-free reorganization on March 5, 2021. In connection with this acquisition, shares of the Predecessor Fund’s Class A, Class C and Class I Shares were exchanged for Class A, Class C and Class I Shares of the International Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the International Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the International Fund. The International Fund is a continuation of the Predecessor Fund, and therefore, the performance information for the period prior to the reorganization is that of the Predecessor Fund.

The bar chart and performance table below show the variability of the Predecessor Fund’s returns, which may be an indication of the risks of investing in the International Fund. The bar chart shows performance of the International Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception. After tax returns for Class A and Class C shares, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the International Fund’s Class I shares over time to the performance of a broad-based securities market index. You should be aware that the Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the International Fund will perform in the future. Also, shareholder reports containing financial and performance information are delivered to shareholders semi-annually. Updated performance information will be available at no cost by calling the International Fund toll-free at 877.314.9006.

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Summary Section
Centerstone international Fund

Performance Bar Chart
Calendar Year Ended December 31

Best Quarter:	4th Quarter 2020,	17.78%
Worst Quarter:	1st Quarter 2020,	-29.63%

The year-to-date return as of the most recent fiscal quarter, which ended June 30, 2022, was (12.42)%.

Performance Table
Average Annualized Total Returns
For periods ended December 31, 2021

	One Year	Five Years	Since Inception of the Predecessor Fund (05-03-2016)
Class I Return before taxes	4.64%	3.39%	3.51%
Class I Return after taxes on distributions	4.15%	2.98%	3.10%
Class I Return after taxes on distributions and sale of Fund shares	3.21%	2.70%	2.77%
Class A Return with sales charge before taxes	(0.77)%	2.08%	2.35%
Class C Return before taxes	3.68%	2.37%	2.59%
MSCI ACWI ex-US Index(1)	7.82%	9.61%	9.19%

(1)	The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The index is not available for direct investment.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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Summary Section
Centerstone international Fund

Investment Adviser. Centerstone Investors, LLC serves as the International Fund’s Adviser.

Portfolio Manager. The following individual serves as the International Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the International Fund since
Abhay Deshpande, CFA	Founder & Chief Investment Officer of the Adviser	May 2016

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Centerstone International Fund, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474), or by telephone at 877.314.9006. Investors who wish to purchase or redeem International Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment for Class A shares, Class C shares and Class I shares is $2,500, ($1,000 for IRAs and other retirement plans). The minimum subsequent investment amount is $100 for each Class (also $100 for IRAs and other retirement plans). There is no minimum initial or subsequent investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the International Fund through omnibus arrangements. These limits are applied on a per transaction basis. The International Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser.

Tax Information. The International Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase International Fund shares through a broker-dealer or other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of International Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Centerstone Investors Fund

Investment Objective

The investment objective of the Investors Fund is to seek long-term growth of capital.

The Investors Fund’s investment objective may be changed without the approval of the Investors Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the Investors Fund normally invests at least 60% of its net assets in equity and equity related securities and up to 40% of its total assets in fixed income instruments (without regard to credit rating or time to maturity). The Investors Fund may also invest in cash and cash equivalents. The Investors Fund primarily invests its assets in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. The Investors Fund may also invest in foreign and domestic preferred equity securities and ADRs. The Investors Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational (i.e., international government or quasi-government) organizations and sovereign debt securities. The Investors Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The Investors Fund may also invest up to 10% of its total assets in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and ETFs. Investors Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The Investors Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. The Adviser follows a global, bottom-up oriented long-term investment philosophy. The investment philosophy and strategy of the Investors Fund seeks a “margin of safety” in investments with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a

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deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. For these reasons, the Investors Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed.

Equity securities are selected based on their price versus value, business quality and balance sheet strength, among other factors. Investment decisions for the Investors Fund are made without regard to the capitalization (size) of the companies in which it invests. The Investors Fund may invest in any size company, including large, medium and smaller companies. Under normal circumstances, the Investors Fund anticipates allocating a significant amount of its net assets to foreign investments. That generally means that at least 15% of the Investors Fund’s net assets is allocated to foreign investments (the Investors Fund expects at least 30% of its equity investments normally to be in foreign equities).

The Adviser may invest the Investors Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, however, the emphasis is in companies operating in developed countries, such as those of the U.S., Canada, Japan and Western Europe.

The Investors Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The Investors Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for non-hedging speculative purposes that seek to take maximum advantage of market fluctuations. The Investors Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

The Adviser considers selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The Investors Fund may take an activist role, where it seeks to influence or control management, or invest in other companies that do so when the Adviser believes the Investors Fund may benefit. The Investors Fund may invest in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy, which may involve the purchase of bank debt. The Investors Fund may also participate in arbitrage opportunities.

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Investors Fund focuses its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The Adviser examines each security separately and does not apply a predetermined formula. In order to maintain investment flexibility, the Adviser has not established guidelines as to the size of an issuer, its earnings, or the industry in which it operates in order for a security to be included or excluded for purchase by the Investors Fund.

The Investors Fund may also engage in securities lending to generate income.

Centerstone International Fund

Investment Objective

The investment objective of the International Fund is to seek long-term growth of capital.

The International Fund’s investment objective may be changed without the approval of the International Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies

To achieve its objective of long-term capital growth, normally, the International Fund invests at least 60% of its net assets in foreign (non-U.S.) equity securities. Equity securities are selected based on their price versus value, business quality and balance sheet strength, among other factors. The International Fund also may invest up to 40% of its total assets in debt instruments (including those of foreign issuers). The International Fund may also invest in cash and cash equivalents. The International Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational organizations and sovereign debt securities. The International Fund may invest in debt securities generally without regard to their credit rating or time to maturity. The International Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. In selecting debt securities to achieve the International Fund’s investment objective, the Adviser considers the likelihood of default and the potential for capital appreciation. The International Fund may also invest up to 10% of its total assets in precious

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and ETFs. The International Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The International Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. The Adviser follows a bottom-up oriented long-term investment philosophy. The International Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. The investment philosophy and strategy of the International Fund seeks a “margin of safety” in investments with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on the Adviser’s judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. For these reasons, the International Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed. The International Fund determines an issuer’s economic ties to a particular country based on the location where such issuer is headquartered or incorporated, and the location from where the issuer derives at least 50% of its revenues or profits, if such location is other than the location where such issuer is headquartered or incorporated.

Investment decisions for the International Fund are made without regard to the capitalization (size) of the companies in which it invests. The International Fund may invest in any size company, including large, medium and smaller companies.

The International Fund invests primarily in equity securities of companies traded in mature markets (markets that already have a number of established companies, for example, Japan, Germany and France) and may invest in countries whose economies are still developing (sometimes called “emerging markets”). The International Fund intends to invest its assets in investments that are tied economically to a number of countries throughout the world. Under normal circumstances, the International Fund invests in issuers located in at least three different countries (not including the U.S. although the International Fund may also invest in U.S. issuers).

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser considers selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The International Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The International Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for non-hedging speculative purposes that seek to take maximum advantage of market fluctuations. The International Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

The International Fund may take an activist role, where it seeks to influence or control management, or invest in other companies that do so when the Adviser believes the International Fund may benefit. The International Fund may invest in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy, which may involve the purchase of bank debt. The International Fund may also participate in arbitrage opportunities.

The International Fund focuses its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The Adviser examines each security separately and does not apply a predetermined formula. In order to maintain investment flexibility, the Adviser has not established guidelines as to the size of an issuer, its earnings, or the industry in which it operates in order for a security to be included or excluded for purchase by the International Fund.

The International Fund may also engage in securities lending to generate income.

Principal Risks of Investing in the Funds

Before investing in the Investors Fund or International Fund (each a “Fund” and collectively, the “Funds”), you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Funds. The value of your investment in the Funds will go up and down with the prices of the securities in which the Funds invest. The principal risks of investing in the Funds are:

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ADR Risk (Investors Fund only). ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities that are not passed through.

Cash and Cash Equivalents Risk. At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Credit Risk. Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. In addition, fluctuations in interest rates can affect the value of debt instruments held by a Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

Currency Risk. If a Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Derivatives Risk. A Fund’s and its underlying ETFs’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and

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may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the underlying ETF. The use of leverage may also cause the underlying ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the underlying ETFs’ potential for gain or loss and, therefore, amplify the effects of market volatility on share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Emerging Markets Risk. A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of a Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. A Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to meet cash obligations or take advantage of other investment opportunities.

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Equity Securities Risk. The Funds invest primarily in common stock which subjects each Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting securities that do not perform as anticipated, the risk that the stock markets in which a Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. The Funds may also invest in preferred stock which is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Many factors affect the performance of each company, including the strength of the company’s management or the demand for its product or services. You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations. There are overall stock market risks that may also affect the value of the Funds. Over time, stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Funds’ investments may increase or decrease more than stock markets in general. The Funds are subject to these same risks to the extent that they invest directly in common stocks.

ETF Risk. Your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Investment in a Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

○	Index-Related Risk: The ETFs in which a Fund invests are subject to the risks associated with changes to the index the ETFs are designed to track.

○	Passive Investment Risk: The ETFs in which a Fund invests may be affected by a general decline in market segments related to the index the ETFs are designed to track.

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

○	Tracking Error Risk: Investment in a Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable index. Certain securities comprising the index tracked by the passive ETFs may, from time to time, temporarily.

Fixed Income Risk. When a Fund invests in fixed income securities (without regard to credit rating or time to maturity), the value of your investment in the International Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk. To the extent the underlying funds invest in foreign securities, a Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, a Fund may be exposed to greater risk and will be more dependent on the Adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Gold and Precious Metals Risk. A Fund may invest directly and indirectly in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak. Any market price movements, regulatory or technological changes, or economic conditions affecting gold-related investments may have an impact on a Fund’s performance. Additionally, there are certain considerations related to gold and other direct precious metal investments, including custody and transaction costs that may be higher than those involving securities.

Hedging Risk. Hedging, including foreign currency hedging, is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner adverse to the portfolio construction employed by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

Junk Bond Risk. Securities rated below investment grade, sometimes called “junk bonds,” and the type of unrated debt securities purchased by a Fund, generally are considered to have more risk than higher-rated securities. They may also fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.

Large-Capitalization Securities Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Management Risk. The Adviser’s reliance on its strategy and its judgments about the value and potential appreciation securities in which a Fund invests may prove to be incorrect, including the Adviser’s tactical allocation of the Fund’s portfolio among its investments. The ability of a Fund to meet its investment objective is directly related to the Adviser’s investment process. The Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which a Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, international conflicts, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, a Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

The withdrawal of the United Kingdom (“UK”) from the European Union (the “EU”) on January 31, 2020, commonly referred to as “Brexit,” may have potential consequences on the Funds. It is possible that measures could be taken to revote the issue of withdrawal, or that regions of the UK could seek to separate

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

and return to the EU. The Funds may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negative impact a Fund’s investments in securities issued by companies located in EU countries. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Mid-Cap Company Risk. The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund. For example, new (or revised) laws or regulations may be imposed by the SEC, the CFTC, the IRS, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a Fund. A Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by proposing rules that may curtail a Fund’s ability to use derivative and other instruments. The Adviser continues to evaluate these measures, and there can be no assurance that they will not adversely affect a Fund and its performance.

Securities Lending Risk. To realize additional income, a Fund may lend portfolio securities with an aggregate value of up to one-third of the value of the Fund’s total assets, including any collateral received from the loans. A Fund receives collateral at least equal to the market value of the securities loaned at each loan’s inception. The collateral a Fund receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by the Board of Trustees. A Fund may use any cash collateral it receives to invest in short-term investments, including money market funds. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

time to time the value of the collateral received by a Fund may be less than the value of the securities on loan. A Fund shall either (i) receive a fee in connection with the securities lending transaction(s) or (ii) have the opportunity to derive compensation through the investment of any cash collateral, in each case net of any related payment owed to the borrower or any agent. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Small-Cap Company Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, securities that exhibit value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Volatility Risk. A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Temporary Investments

To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because shareholders will pay the fees and expenses of the Fund and, indirectly, the fees and expenses of the underlying money market funds. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Holdings Information

A description of the policies and procedures with respect to the disclosure of the portfolio holdings for the Funds is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-PORT. The annual and semi-annual reports for the Funds are available by contacting the Funds, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474 or calling 877.314.9006.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Funds, the Adviser or Sub-Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties.

In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT OF THE FUNDS

The Adviser

Centerstone Investors, LLC, located at 228 Park Avenue S, Suite 75938, New York, New York 10003, serves as investment adviser and manages each Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Investors Fund compensates the Adviser for its investment advisory services at the annual rate of 0.90% of the Investors Fund’s average daily net assets, payable on a monthly basis and the International Fund compensates the Adviser for its investment advisory services at the annual rate of 0.90% of the International Fund’s average daily net assets, payable on a monthly basis. As of March 31, 2022, the Adviser had approximately $324 million in assets under management. For the most recent fiscal year ended March 31, 2022, the Adviser received an advisory fee equal to 0.89% and 0.54% of the average daily net assets of the Investors Fund and the International Fund, respectively. A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement is available in the Funds’ annual shareholder report for the period ended March 31, 2021.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing each Fund in accordance with its investment objective and policies using the approach discussed in the “Summary Sections” and “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section of this Prospectus. The Adviser also maintains related records for the Funds.

Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Funds to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.35%, 2.10% and 1.10% of the Investors Fund’s average net assets for Class A, Class C and Class I shares, respectively, and 1.35%, 2.10% and 1.10% of the International Fund’s average net assets for Class A, Class C and Class I shares respectively, through August 1, 2024 subject thereafter to annual renewal of the agreement by the Board of Trustees. The Adviser is permitted to receive reimbursement from each Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. This Operating Expense Limitation Agreement can be terminated only by, or with the consent of, the Board of Trustees.

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MANAGEMENT OF THE FUNDS

Portfolio Manager

Abhay Deshpande, CFA. Mr. Deshpande is the Founder & Chief Investment Officer of the Adviser. He has more than 30 years of market experience. Prior to founding the Adviser in 2015, Mr. Deshpande was a part of First Eagle Investment Management, LLC, which he joined in 2000, and served as a senior member of the First Eagle Global Value analyst team and as a portfolio manager for a number of accounts before assuming portfolio management responsibilities for several funds in September 2007. Prior to 2000, Mr. Deshpande spent three years as a research analyst with Harris Associates, investment adviser to the Oakmark Funds.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Funds.

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SHAREHOLDER INFORMATION

Share Price

Shares of each Fund are sold at net asset value (“NAV”). The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of

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SHAREHOLDER INFORMATION

these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of its securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing NAV, each Fund values its foreign securities at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before each Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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SHAREHOLDER INFORMATION

How to Purchase Shares

Each Fund offers three share classes so that you can choose the class that best suits your investment needs: Class A, Class C and Class I shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in a Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Choosing a Share Class

The Trust has adopted a multiple class plan that allows a Fund to offer one or more classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below: Class A shares are charged a front-end sales load. The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee. Class A shares are generally offered through financial intermediary platforms, including, but not limited to, traditional brokerage platforms.

w	Class C shares are sold without an initial sales charge, but are subject to a 1.00% Rule 12b-1 distribution and servicing fee. Class C shares are generally offered through financial intermediary platforms, including, but not limited to, traditional brokerage platforms.

w	Class I shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

More About Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment for Class A shares in each Fund is $2,500 ($1,000 for IRAs and other retirement plans). The minimum subsequent investment amount for each Fund is $100 (also $100 for IRAs and other retirement plans). The sales charge varies, depending on how much you invest. There is no minimum initial or subsequent investment requirement for or other defined contribution plans and defined benefit plans that invest in Class A shares of the Funds through omnibus arrangements. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. A Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser.

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SHAREHOLDER INFORMATION

The following sales charges apply to your purchases of Class A shares of a Fund:

Amount of Transaction	Sales Charge as a % of Public Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Public Offering Price
Less than $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 or more	0.00%(2)	0.00%	See below(3)

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)	Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

(3)	A selling broker may receive commissions on purchases of Class A shares of $1 million or more calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts between $3 million and $5 million, 0.25% on amounts between $5 million and $7 million, and 0.10% on amounts over $7 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

Reducing Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family,” which include parents, step-parents, spouse (or legal equivalent under state law), siblings, children, step-children (with respect to current union only), dependents, parents-in-law, brothers-in-law, sisters-in-law, grandchildren and grandparents for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your immediate family members.

Letter of Intent

Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount

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of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of each Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

w	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);

w	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

w	Shares held directly in a Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Waiving Your Class A Sales Charge

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

w	Current and retired trustees and officers of funds sponsored by the Adviser or any of its subsidiaries, legal counsel to the Funds and any purchases referred through the Adviser.

w	Employees of the Adviser, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”).

w	Employees of designated asset management firms, other service providers and their affiliates.

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w	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares.

w	Immediate family members of all such persons listed above or any trust, pension, profit sharing or other benefit plan for the benefit of such persons.

w	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

w	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

w	Institutional investors (which may include bank trust departments and registered investment advisers).

w	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

w	Registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons.

w	Banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client.

w	Investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services.

w	Clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution.

w	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

w	Employer-sponsored retirement or benefit plans where the plan’s investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The Distributor or the Adviser, in its sole discretion may waive these minimum dollar requirements.

w	Investors purchasing Class A shares during certain promotional periods and events.

w	Customers of financial intermediaries that have a contractual arrangement with the Distributor or Adviser where such contract provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to the Funds’ prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

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The Funds also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

More About Class C Shares

Class C shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

The Adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor, 1.00% of the purchase price of Class C shares from the Adviser’s own resources, at the time of purchase. In connection with this advance, for the first year following purchase, the Distributor will receive the distribution and/or shareholder service fees pertaining to such Class C shares and will utilize these amounts received to pay Fund related expenses that the Adviser would otherwise have to pay. For Class C shares held for over a year, the Funds’ Distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. See Appendix A for a description of certain Class C CDSC waivers and automatic conversions to Class A provided to customers of financial intermediaries that have a contractual arrangement with the Distributor or Adviser.

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The minimum initial investment in Class C shares of the Funds is $2,500 ($1,000 for IRAs and other retirement plans). The minimum subsequent investment in Class C shares of the Funds is $100 (also $100 for IRAs and other retirement plans). There is no minimum initial or subsequent investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in Class C shares of the Funds through omnibus arrangements. The Fund may waive or reduce its minimum initial or subsequent investment amount from time to time in the sole discretion of the Adviser.

More About Class I Shares

Class I shares may be purchased without the imposition of any sales charges. Each Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Funds and are authorized to buy and sell shares of the Funds that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. Class I shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment for Class I shares is $2,500 for each Fund. The minimum subsequent investment amount for each Fund is $100. The Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser.

Purchasing Shares

Purchase by Mail. To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Centerstone Investors Fund” or the “Centerstone International Fund,” as applicable to:

via regular mail:	via overnight mail:
Centerstone Investors Fund	Centerstone Investors Fund
Centerstone International Fund	Centerstone International Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

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Purchase through Brokers. You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ Distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire. If you wish to wire money to make an investment in a Fund, please call the Fund at 877.314.9006 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House Purchase. Current shareholders may purchase additional shares via Automated Clearing House (“ACH”) when accounts are established online at centerstoneinv.com. To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan. You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 877.314.9006 for more information about the Funds’ Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at a Fund’s discretion.

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Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Centerstone Investors Fund” or “Centerstone International Fund” as applicable. The Funds will not accept payment in cash, cashier’s checks or money orders. To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent (the “Transfer Agent”), will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check or electronic payment returned to the Transfer Agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

w	full name;

w	date of birth (individuals only);

w	Social Security or taxpayer identification number; and

w	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

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Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by a Fund within a reasonable time of the request or if a Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 877.314.9006.

How to Redeem Shares

Each Fund typically expects that it will take up to three business days following the receipt of your redemption request to pay out redemptions by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of Fund securities. These redemption payment methods will be used in regular and stressed market conditions.

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via regular mail:	via overnight mail:
Centerstone Investors Fund	Centerstone Investors Fund
Centerstone International Fund	Centerstone International Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges, will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 877.314.9006. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

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The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the Transfer Agent nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 877.314.9006 for more information about the Funds’ Systematic Withdrawal Plan.

How Redemptions are Paid: The Funds generally pay redemption proceeds in cash (although the Funds reserve the right to redeem in-kind as discussed below). The Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by drawing on a line of credit.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of a Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by a Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash and the shareholder will bear market risk until the securities are converted to cash.

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Exchange Privilege: You may exchange shares of a particular class of one Fund only for shares of the same class of the other Fund. For example, you can exchange Class A shares of the Centerstone Investors Fund for Class A shares of the Centerstone International Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum investment requirements for the Fund whose shares you acquire by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day. Exchanges are made at the NAV determined after the order is considered received. You will not be charged the upfront sales charge on exchanges of Class A shares.

Converting Shares: Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Adviser or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee based or wrap fee program’s policies.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate these conversion features at any time.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

w	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

w	The request must identify your account number;

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w	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

w	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

w	you request a redemption to be made payable to a person not on record with a Fund;

w	you request that a redemption be mailed to an address other than that on record with a Fund;

w	the proceeds of a requested redemption exceed $50,000;

w	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

w	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $1,250 for Class A, Class C and Class I shares, a Fund may notify you that, unless the account is brought up to at least $1,250 for Class A, Class C shares and Class I shares within 60 days of the notice; your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the required minimum due to a decline in NAV.

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Frequent Purchases and Redemptions of Fund Shares

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

w	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy;”

w	Rejecting or limiting specific purchase requests; and

w	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in a Fund, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically,

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unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Tax Status, Dividends and Distributions

Any sale or exchange of a Funds’ shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. Both distributions will be reinvested in shares of the applicable Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year, each Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

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The Funds must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means the Funds will use this method to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Funds’ standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund’s shares.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC is located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plan

Each Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940, as amended, for Class A shares and Class C shares. Under the Plan, Class A shares and Class C shares of the Funds are authorized to pay the Distributor, or such

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SHAREHOLDER INFORMATION

other entities as approved by the Board of Trustees, a fee for the promotion and distribution of each Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of each Fund’s average daily net assets annually for the Class A shares and 1.00% of each Fund’s average daily net assets annually for the Class C shares. The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in a Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the Plan, each Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The Distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Funds or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Householding

To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by accounts that have elected to receive paper copies of these documents. If you wish to receive individual copies of these documents, please call the Funds at 877.314.9006 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

54	Centerstone Investors w Prospectus w August 1, 2022

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help investors understand the Funds’ financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in shares of the Funds, assuming reinvestment of all dividends and distributions. The Predecessor Funds commenced operations on May 3, 2016. The returns shown below are for periods prior to the Reorganization on March 5, 2021 and are for the Predecessor Funds. The information for each of the periods ended March 31 are from the Funds’ financial statements which have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report for the fiscal year ended March 31, 2022. The annual report and semi-annual report are also available upon request and without charge by calling 877.314.9006 or by visiting www.centerstoneinv.com.

Centerstone Investors w Prospectus w August 1, 2022	55

FINANCIAL HIGHLIGHTS
CENTERSTONE INVESTOR FUND

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)*	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions
Class I
Year Ended March 31, 2022	$13.07	0.10	(0.31)	(0.21)	(0.16)	—	(0.16)
Year Ended March 31, 2021	$8.59	0.08	4.48	4.56	(0.08)	—	(0.08)
Year Ended March 31, 2020	$11.18	0.12	(2.46)	(2.34)	(0.16)	(0.09)	(0.25)
Year Ended March 31, 2019	$11.55	0.14	(0.16)	(0.02)	(0.12)	(0.23)	(0.35)
Year Ended March 31, 2018	$10.64	0.10	0.94	1.04	(0.05)	(0.08)	(0.13)
Class A
Year Ended March 31, 2022	$13.02	0.06	(0.30)	(0.24)	(0.13)	—	(0.13)
Year Ended March 31, 2021	$8.56	0.05	4.46	4.51	(0.05)	—	(0.05)
Year Ended March 31, 2020	$11.14	0.09	(2.45)	(2.36)	(0.13)	(0.09)	(0.22)
Year Ended March 31, 2019	$11.51	0.12	(0.16)	(0.04)	(0.10)	(0.23)	(0.33)
Year Ended March 31, 2018	$10.62	0.07	0.94	1.01	(0.04)	(0.08)	(0.12)

*	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	The ratios include 0.00% and 0.02% for the years ended March 31, 2022 and March 31, 2021, respectively, attributed to dividends from securities sold short.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

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FINANCIAL HIGHLIGHTS
CENTERSTONE INVESTOR FUND

				Ratios/ Supplemental Data:	Ratios of expenses to average net assets				Ratios of net investment income (loss) to average net assets
Paid in capital from redemption fees		Net asset value, end of period	Total return‡	Net assets, end of period (in 000s)	Before fee waivers		After fee waivers		Before fee waivers		After fee waivers		Portfolio Turnover rate

0.00	(1)	$12.70	(1.58)%	$248,482	1.11	% (2)	1.10	% (2)	0.71	% (2)	0.72	% (2)	31.56%
0.00	(1)	$13.07	53.22%	$237,904	1.23	% (2)	1.12	% (2)	0.60	% (2)	0.72	% (2)	34.65%
0.00	(1)	$8.59	(21.46)%	$221,360	1.17%		1.10%		1.04%		1.11%		49.72%
0.00	(1)	$11.18	(0.02)%	$349,734	1.18%		1.10%		1.20%		1.28%		33.65%
0.00	(1)	$11.55	9.82%	$264,705	1.34%		1.10%		0.65%		0.88%		20.55%

0.00	(1)	$12.65	(1.84)%	$24,982	1.36	% (2)	1.35	% (2)	0.46	% (2)	0.47	% (2)	31.56%
0.00	(1)	$13.02	52.79%	$25,590	1.48	% (2)	1.37	% (2)	0.34	% (2)	0.45	% (2)	34.65%
0.00	(1)	$8.56	(21.63)%	$18,764	1.42%		1.35%		0.75%		0.82%		49.72%
0.00	(1)	$11.14	(0.25)%	$31,492	1.43%		1.35%		0.94%		1.02%		33.65%
0.00	(1)	$11.51	9.49%	$28,609	1.59%		1.35%		0.41%		0.65%		20.55%

Centerstone Investors w Prospectus w August 1, 2022	57

FINANCIAL HIGHLIGHTS
CENTERSTONE INVESTOR FUND

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)*	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions
Class C
Year Ended March 31, 2022	$12.85	(0.04)	(0.29)	(0.33)	(0.03)	—	(0.03)
Year Ended March 31, 2021	$8.47	(0.03)	4.41	4.38	—	—	—
Year Ended March 31, 2020	$11.03	0.01	(2.43)	(2.42)	(0.05)	(0.09)	(0.14)
Year Ended March 31, 2019	$11.43	0.02	(0.15)	(0.13)	(0.04)	(0.23)	(0.27)
Year Ended March 31, 2018	$10.59	(0.03)	0.96	0.93	(0.01)	(0.08)	(0.09)

*	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	The ratios include 0.00% and 0.02% for the years ended March 31, 2022 and March 31, 2021, respectively, attributed to dividends from securities sold short.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

58	Centerstone Investors w Prospectus w August 1, 2022

FINANCIAL HIGHLIGHTS
CENTERSTONE INVESTOR FUND

				Ratios/ Supplemental Data:	Ratios of expenses to average net assets				Ratios of net investment income (loss) to average net assets
Paid in capital from redemption fees		Net asset value, end of period	Total return‡	Net assets, end of period (in 000s)	Before fee waivers		After fee waivers		Before fee waivers		After fee waivers		Portfolio Turnover rate

—		$12.49	(2.56)%	$11,632	2.11	% (2)	2.10	% (2)	(0.29	)% (2)	(0.28	)% (2)	31.56%
0.00	(1)	$12.85	51.71%	$12,256	2.23	% (2)	2.12	% (2)	(0.40	)% (2)	(0.28	)% (2)	34.65%
0.00	(1)	$8.47	(22.24)%	$11,637	2.17%		2.10%		0.03%		0.11%		49.72%
0.00	(1)	$11.03	(1.00)%	$15,688	2.18%		2.10%		0.09%		0.18%		33.65%
0.00	(1)	$11.43	8.74%	$8,164	2.34%		2.10%		(0.57)%		(0.30)%		20.55%

Centerstone Investors w Prospectus w August 1, 2022	59

FINANCIAL HIGHLIGHTS
CENTERSTONE INTERNATIONAL FUND

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)*	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	From net investment income	Return of Capital	From net realized gains	Total distributions
Class I
Year Ended March 31, 2022	$11.29	0.11	(0.53)	(0.42)	(0.24)	(0.01)	—	(0.25)
Year Ended March 31, 2021	$7.98	0.09	3.30	3.39	(0.08)	—	—	(0.08)
Year Ended March 31, 2020	$10.97	0.16	(2.92)	(2.76)	(0.21)	—	(0.02)	(0.23)
Year Ended March 31, 2019	$11.82	0.16	(0.62)	(0.46)	(0.15)	—	(0.24)	(0.39)
Year Ended March 31, 2018	$10.75	0.09	1.18	1.27	(0.03)	—	(0.17)	(0.20)
Class A
Year Ended March 31, 2022	$11.28	0.08	(0.53)	(0.45)	(0.21)	(0.01)	—	(0.22)
Year Ended March 31, 2021	$7.98	0.06	3.29	3.35	(0.05)	—	—	(0.05)
Year Ended March 31, 2020	$10.96	0.15	(2.93)	(2.78)	(0.18)	—	(0.02)	(0.20)
Year Ended March 31, 2019	$11.81	0.15	(0.64)	(0.49)	(0.12)	—	(0.24)	(0.36)
Year Ended March 31, 2018	$10.75	0.06	1.18	1.24	(0.01)	—	(0.17)	(0.18)

*	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

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FINANCIAL HIGHLIGHTS
CENTERSTONE INTERNATIONAL FUND

				Ratios/ Supplemental Data:	Ratios of expenses to average net assets		Ratios of net investment income (loss) to average net assets
Paid in capital from redemption fees		Net asset value, end of period	Total return‡	Net assets, end of period (in 000s)	Before fee waivers	After fee waivers	Before fee waivers	After fee waivers	Portfolio Turnover rate

0.00	(1)	$10.62	(3.74)%	$27,168	1.45%	1.10%	0.63%	0.98%	19.69%
0.00	(1)	$11.29	42.49%	$53,982	1.62%	1.10%	0.42%	0.94%	22.87%
0.00	(1)	$7.98	(25.70)%	$65,732	1.30%	1.10%	1.25%	1.45%	30.37%
0.00	(1)	$10.97	(3.78)%	$168,337	1.29%	1.10%	1.22%	1.41%	34.01%
0.00	(1)	$11.82	11.90%	$135,303	1.50%	1.10%	0.33%	0.73%	20.86%

0.00	(1)	$10.61	(4.00)%	$10,978	1.70%	1.35%	0.34%	0.73%	19.69%
0.00	(1)	$11.28	42.03%	$12,019	1.87%	1.35%	0.10%	0.63%	22.87%
0.00	(1)	$7.98	(25.84)%	$11,919	1.55%	1.35%	1.15%	1.35%	30.37%
0.00	(1)	$10.96	(4.05)%	$20,619	1.54%	1.35%	1.13%	1.33%	34.01%
0.00	(1)	$11.81	11.53%	$22,772	1.75%	1.35%	0.13%	0.54%	20.86%

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FINANCIAL HIGHLIGHTS
CENTERSTONE INTERNATIONAL FUND

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from investment operations:				Less distributions:
	Net asset value, beginning of period	Net investment income (loss)*		Net realized and unrealized gain (loss)	Total income (loss) from investment opera-tions	From net investment income	Return of Capital		From net realized gains	Total distributions
Class C
Year Ended March 31, 2022	$11.14	0.00	(1)	(0.53)	(0.53)	(0.11)	0.00	(1)	—	(0.11)
Year Ended March 31, 2021	$7.90	0.00	(1)	3.24	3.24	—	—		—	—
Year Ended March 31, 2020	$10.85	0.05		(2.88)	(2.83)	(0.10)	—		(0.02)	(0.12)
Year Ended March 31, 2019	$11.71	0.05		(0.62)	(0.57)	(0.05)	—		(0.24)	(0.29)
Year Ended March 31, 2018	$10.73	(0.04)		1.19	1.15	—	—		(0.17)	(0.17)

*	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

62	Centerstone Investors w Prospectus w August 1, 2022

FINANCIAL HIGHLIGHTS
CENTERSTONE INTERNATIONAL FUND

				Ratios/ Supplemental Data:	Ratios of expenses to average net assets		Ratios of net investment income (loss) to average net assets
Paid in capital from redemption fees		Net asset value, end of period	Total return‡	Net assets, end of period (in 000s)	Before fee waivers	After fee waivers	Before fee waivers	After fee waivers	Portfolio Turnover rate

—		$10.50	(4.73)%	$726	2.45%	2.10%	(0.39)%	(0.02)%	19.69%
0.00	(1)	$11.14	41.01%	$1,032	2.62%	2.10%	(0.57)%	(0.04)%	22.87%
0.00	(1)	$7.90	(26.39)%	$1,696	2.30%	2.10%	0.30%	0.50%	30.37%
0.00	(1)	$10.85	(4.83)%	$9,475	2.29%	2.10%	0.22%	0.41%	34.01%
0.00	(1)	$11.71	10.70%	$5,810	2.50%	2.10%	(0.74)%	(0.34)%	20.86%

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NORTHERN LIGHTS FUND TRUST III
PRIVACY NOTICE	REV. JUNE 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
What?	w Social Security number w Assets w Retirement Assets w Transaction History w Checking Account Information	w Purchase History w Account Balances w Account Transactions w Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

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NORTHERN LIGHTS FUND TRUST III
PRIVACY NOTICE	REV. JUNE 2021

Who we are
Who is providing this notice?	Northern Lights Fund Trust III

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

w      Open an account

w      Provide account information

w      Give us your contact information

w      Make deposits or withdrawals from your account

w      Make a wire transfer

w      Tell us where to send the money

w      Tells us who receives the money

w      Show your government-issued ID

w      Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

w      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

w      Affiliates from using your information to market to you

w      Sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. w Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies w Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. w Northern Lights Fund Trust III doesn’t jointly market.

Centerstone Investors w Prospectus w August 1, 2022	65

NORTHERN LIGHTS FUND TRUST III

Investment Adviser

Centerstone Investors, LLC

228 Park Avenue S

Suite 75938

New York, NY 10003

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent, Fund Accountant and Fund Administrator

Ultimus Fund Solutions, LLC

4221 North 203rd Street

Suite 100

Elkhorn, NE 68022-3474

Distributor

Northern Lights Distributors, LLC

4221 North 203rd Street

Suite 100

Elkhorn, NE 68022-3474

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CENTERSTONE INVESTORS FUND CENTERSTONE INTERNATIONAL FUND

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary.

The availability of certain specific policies and procedures regarding the possible conversion of Class C shares to Class A shares will depend on which financial intermediary you purchase your shares through. Intermediaries may have different policies and procedures regarding the availability of such conversion features. Purchasers should discuss these specific policies and procedures with their financial intermediary before purchasing shares of the Funds.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary’s related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.

Notwithstanding anything to the contrary stated elsewhere in this prospectus, shareholders purchasing Fund shares through Capital Management Securities, Inc. will be eligible for the load waivers (front-end sales charge waivers and contingent deferred, or backend, sales charge waivers) and discounts, in addition to those disclosed elsewhere in this prospectus or the SAI for the Funds.

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CENTERSTONE INVESTORS FUND CENTERSTONE INTERNATIONAL FUND

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & Raymond James affiliates (“Raymond James”):

The following information applies to Class A and Class C shares purchases if you have an account with or otherwise purchase Fund shares through Raymond James:

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

w	Shares purchased in an investment advisory program.

w	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

w	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

w	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

w	A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares Available at Raymond James

w	Death or disability of the shareholder.

w	Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.

w	Return of excess contributions from an IRA Account.

w	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Funds’ prospectus.

w	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

w	Shares acquired through a right of reinstatement.

68	Centerstone Investors w Prospectus w August 1, 2022

CENTERSTONE INVESTORS FUND CENTERSTONE INTERNATIONAL FUND

Front-End Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

w	Breakpoints as described in this prospectus.

w	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

UBS Financial Services, Inc.:

Class I shares may also be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.

ROBERT W. BAIRD & CO. (“Baird”)

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

w	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund.

w	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.

w	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

w	A shareholder in the Funds’ Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

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CENTERSTONE INVESTORS FUND CENTERSTONE INTERNATIONAL FUND

w	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C Shares Available at Baird

w	Shares sold due to death or disability of the shareholder.

w	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

w	Shares bought due to returns of excess contributions from an IRA Account.

w	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations.

w	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

w	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

w	Breakpoints as described in this prospectus.

w	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

w	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Funds through Baird, over a 13-month period of time.

70	Centerstone Investors w Prospectus w August 1, 2022

CENTERSTONE INVESTORS FUND CENTERSTONE INTERNATIONAL FUND

Oppenheimer & Co. Inc. (“OPCO”):

Effective June 25, 2020 shareholders purchasing Fund shares through an “OPCO” platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

w	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

w	Shares purchased by or through a 529 Plan.

w	Shares purchased through an OPCO affiliated investment advisory program.

w	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

w	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

w	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

w	Employees and registered representatives of OPCO or its affiliates and their family members.

w	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

Centerstone Investors w Prospectus w August 1, 2022	71

CENTERSTONE INVESTORS FUND CENTERSTONE INTERNATIONAL FUND

CDSC Waivers on A and C Shares available at OPCO

w	Death or disability of the shareholder.

w	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

w	Return of excess contributions from an IRA Account.

w	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.

w	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

w	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

w	Breakpoints as described in this prospectus.

w	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated (“Stifel”):

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

w	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.

72	Centerstone Investors w Prospectus w August 1, 2022

CENTERSTONE INVESTORS FUND CENTERSTONE INTERNATIONAL FUND

For More Information

You can find more information about the Funds in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 877.314.9006, on the Funds’ website, www.centerstoneinv.com, or by writing to:

Centerstone Investors Fund or

Centerstone International Fund

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22655

Centerstone Investors w Prospectus w August 1, 2022	73

CENTERSTONE
INVESTORS

Centerstone Investors • 228 Park Avenue S, Suite 75938 • New York, New York 10003
212.503.5790 • centerstoneinv.com • in

Statement of Additional Information

Dated: August 1, 2022

Centerstone Investors Fund

Class A (Symbol: CETAX)

Class C (Symbol: CENNX)

Class I (Symbol: CENTX)

Centerstone International Fund

Class A (Symbol: CSIAX)

Class C (Symbol: CSINX)

Class I (Symbol: CINTX)

Each a series of Northern Lights Fund Trust III (the “Trust”)

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of the Centerstone Investors Fund and Centerstone International Fund (each a “Fund”, and collectively referred to as the “Funds”) dated August 1, 2022, which is incorporated by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Funds’ Transfer Agent, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 or by calling. You may also obtain a prospectus by visiting the Funds’ website at www.centerstoneinv.com.

TABLE OF CONTENTS

The Funds	1
Investment Policies, Strategies and Associated Risks	2
Fundamental Investment Limitations	25
Management of the FundS	26
Board of Trustees Leadership Structure	26
Board Risk Oversight	27
Trustee Qualification	27
Trustees and Officers	28
Audit Committee	30
Compensation of Directors	30
Control Persons and Principal Shareholders	32
Investment Adviser	34
Portfolio Manager	37
Other Service Providers	38
Distribution of Fund Shares	41
12b-1 Distribution and Shareholder Servicing Plan	43
Portfolio Transactions and Brokerage Allocation	44
Portfolio Turnover	46
Code of Ethics	46
Proxy Voting Procedures	47
Anti-Money Laundering Compliance Program	47
Portfolio Holdings Information	47
Determination of Net Asset Value	49
Tax Status	53
Financial Statements	63
APPENDIX “A” Centerstone Investors, LLC Proxy Voting Policy	A-1

The Funds

The Funds are each a diversified series of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board”).

The Funds acquired all of the assets and liabilities of Centerstone Investors Fund and Centerstone International Fund, each a series of Centerstone Investors Trust (the “Predecessor Funds”), in a tax-free reorganization on March 5, 2021. In connection with this acquisition, Class A, Class C and Class I shares of each Predecessor Fund were exchanged for Class, Class C and Class I shares of the identically named Fund in the Trust. Certain financial information included in the Prospectus and SAI is that of the Predecessor Funds.

The Funds’ investment objectives, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Funds, start other series and offer shares of a new fund under the Trust at any time.

Each Fund offers three classes of shares: Class A shares, Class C shares and Class I shares. Each share class represents an interest in the same assets of each Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Board fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Funds is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Amended Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Centerstone Investors, LLC (the “Adviser”) serves as the investment adviser to the Funds.

 Investment Policies, Strategies and Associated Risks

The investment objective of each Fund is long-term growth of capital. The investment objective of the Funds and the descriptions of the Funds’ principal investment strategies are set forth under “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Funds will provide shareholders with notice of any change to a Fund’s investment objectives at least 60 days prior to such change.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies the Adviser may employ in pursuit of the Funds’ investment objective and a summary of related risks.

Equity Securities. Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock. The Funds may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Foreign Securities. The Funds may invest in foreign equity securities including American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the European Union (the “EU”), commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. The UK withdrew from the EU on January 31, 2020. It is possible that measures could be taken to revote the issue of the withdrawal, or that regions of the UK could seek to separate and remain a part of the EU. As a result of the withdrawal, a Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact a Fund’s investments in securities issued by companies located in EU countries. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Short Sales. Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which a Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

Each Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, each Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, each Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Short Sales “Against the Box.” The Funds may engage in short sales “against the box.” In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Each Funds may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Funds own. There will be certain additional transaction costs associated with short sales “against the box,” but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.

Restricted and Illiquid Securities. The Funds may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933 (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the FINRA.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser considers, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser also determines that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Funds’ assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Private Investment Funds. Each Fund may invest to a limited extent in private investment funds. Such funds are not registered under the 1940 Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, a Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds may be subject to each Fund’s limitations on investments in “illiquid securities,” as described immediately above.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Fixed Income/Debt/Bond Securities. Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Funds will be subjected to risk even if all fixed income securities in the Funds’ portfolios are paid in full at maturity.

All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Funds may invest in sovereign bonds. Sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Funds may have limited recourse against the issuer. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses to holders of such government’s debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

The Funds may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Funds (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Funds.

At times, some of the mortgage-backed securities in which the Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Funds to experience a loss equal to any unamortized premium.

Bank Obligations. Each Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Lower-Rated Debt Instruments. The Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of their investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds’ investments in lower rated securities.

High yield. High risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act, usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if it does not invest in such securities.

Defaulted Securities. Each of the Funds may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, a Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Funds may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, a Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Funds will be able to successfully defend against them.

Trade Claims. Each Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

Derivative Transactions. Each Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

Each Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, a Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Each Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the 1940 Act, a Fund will maintain required collateral in a segregated account consisting of liquid assets. The segregation of these assets will have the effect of limiting the Adviser’s ability otherwise to invest those assets.

Equity-Swap Contracts. Each Fund may enter into both long and short equity-swap contracts. A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity-swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

Each Fund may also enter into equity-swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swaps normally do not involve the delivery of securities or underlying assets.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. The risk of loss consists of the net payments that the Fund is contractually obligated to receive, if any. Since these transactions are offset by segregated cash or liquid assets, these transactions will not be considered to constitute senior securities under the 1940 Act.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and the U.S. Securities and Exchange Commission (“SEC”) defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. Each Fund intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with a Fund. There is also no assurance that a Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Commodities and Commodity Contracts. Each Fund may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Each Fund also may invest in instruments related to precious metals and other commodities, including structured notes and exchange-traded funds. Each Fund may invest up to 10% of its total assets in such precious metals or in instruments related to such precious metals.

Currency Exchange Transactions. Each Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange-traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Funds may invest and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of a Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, a Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Financial Services Industry Obligations. The Funds may invest in each of the following obligations of the financial services industry:

     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Repurchase Agreements. The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Funds) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Funds on repurchase. In either case, the income to the Funds generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Funds is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Structured Products Risk: Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Funds may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

When-Issued or Delayed-Delivery Securities. The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds’ commitment. It may be expected that the Funds’ net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds’ liquidity and the ability of the Adviser to manage them may be affected in the event the Funds’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases, the Funds may realize a taxable capital gain or loss. When the Funds engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Funds agree to purchase the securities. The Funds do not earn interest on the securities they have committed to purchase until they have paid for and delivered on the settlement date.

Arbitrage Transactions. Each Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Funds will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Funds may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities.

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Funds fail to comply with all of these requirements, each Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which any of the Funds invested engages in such violations, that Fund could be exposed to losses.

Securities Issued in PIPE Transactions. Each of the Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

Market Liquidity and Counterparty Credit Risks. While each Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), a Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. The recent past witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide. Among other effects, that turmoil led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Market shifts of this nature, should they occur again, may cause unexpectedly rapid losses in the value of a Fund’s positions. Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when a Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. The failure of financial market participants to perform their contractual obligations when due may create a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Borrowing. Each Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and a Fund’s ability to achieve greater diversification. However, it also increases investment risk. Because a Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, a Fund’s net asset value may tend to increase more when its investments increase in value and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Options Transactions. The Funds may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options require additional skills and techniques beyond normal portfolio management and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Covered Option Writing. Each Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Options on Market Indices. Each Fund may only write call options on broadly based stock and bond market indices if at the time of writing it holds a portfolio of stocks or bonds listed on such index. When a Fund writes a call option on a broadly based market index, it will generally segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is a security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of market index futures.

Index prices may be distorted if trading in certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. A Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on a security where it would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Futures and Options on Futures. Each Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, a Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts. Each Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

Each Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on US commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff may require a Fund to segregate liquid assets in connection with its options and futures transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the Adviser’s ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of each Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974 (the “Commodity Exchange Act”), as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Funds. The Rule 4.5 exemption limits (i) the ability of each Fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of each Fund to market itself as providing investment exposure to such instruments.

Structured Notes. Each Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. These investments are limited to 5% of the Fund’s assets. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

Investment in Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the “3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its proportionate share of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne directly by the Fund’s shareholders.

To the extent applicable, each Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act, which in conjunction with one another allow registered investment companies (such as the Funds) to exceed the 3%, 5% and 10% Limitation and the 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Exchange-Traded Funds (“ETFs”). Each Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Master Limited Partnerships. Each Fund may invest in Master Limited Partnerships (“MLP”). An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although the tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unitholders.

In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Because the MLP itself generally does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his or her MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, generally as capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income and gain.

A partner will not incur federal income tax on distributions until: (1) he or she sells their MLP units and pays tax on his or her gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his or her basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.

The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to gas and oil price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity that the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Specifically, processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser intends to target high quality MLPs that seek to mitigate or manage direct margin exposure to commodity prices. However, the MLP industry in general could be hurt by market perception that an MLP’s performance and valuation are directly tied to commodity prices.

Oil and Gas Investments. Each Fund may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in the Funds’ fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Temporary and Cash Investments. Under normal market conditions, each Fund is invested according to its principal investment strategies as noted above. Each Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Funds not achieving their investment objectives during that period.

For longer periods of time, each Fund may hold a substantial cash position and cash equivalents. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that each Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s Advisory fees and operational expenses.

The Funds may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Funds may invest in money market mutual funds in connection with their management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Funds will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to each Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Funds’ Prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

Real Estate Companies. The Funds may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust (“REIT”) shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value, and preferred stocks.

Real Estate Investment Trusts. The Funds may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Lending Portfolio Securities. For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting generally of cash, U.S. government securities, letters of credit or other collateral as deemed appropriate by the Board of Trustees, in an amount at least equal to the current market value of the loaned securities, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, each Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Adviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which each Fund may lend securities and a Fund may lend securities to only one or a small group of borrowers.

Cash collateral may be invested by a Fund in short-term investments including money-market funds. Investment of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

Additional Risks

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent each Fund from using such instruments as part of its investment strategy, and could ultimately prevent each Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act” which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Funds, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Funds to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

The SEC has adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, treat derivatives as senior securities and require a Fund to maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

Recent Market Events

A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. While these policies continue to evolve, the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including war, terrorism, trade disputes, government shutdowns, market closures environmental and public health crises, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and spread globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, and business and school closings, and may continue to cause supply chain disruptions, lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak’s market impact cannot be determined with certainty. The value of a Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. In addition, as a possible consequence of the measures taken in response to the spread of COVID-19 and the resulting market disruptions, volatility and liquidity concerns, a Fund may have difficulty in complying with the distribution requirements necessary for the Fund to maintain its status as a regulated investment company under the Internal Revenue Code.

Fundamental Investment Limitations

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Each Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that a Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that a Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities;

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the CFTC, invest in securities or other instruments backed by commodities, invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws;

7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities; or

8.	Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

The following lists the non-fundamental investment restrictions applicable to the Funds. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Funds may not:

1.	Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the 1940 Act or exemptive relief granted by the SEC. Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company; or

2.	Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Funds

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the Board shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by John V. Palancia, who has served as the Chairman of the Board (the “Chairman”) since May 2014. The Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Governing Documents, the Chairman is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit

Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, the Funds and each shareholder.

Board Risk Oversight. The Board is comprised entirely of Independent Trustees with an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and risk reporting within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Funds believe that each Trustee is competent to serve because of his or her individual overall merits including his or her: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Patricia Luscombe, CFA, has more than 30 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln’s Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe’s clients range from closely-held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm’s valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master’s degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”) Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia is a member of the Investment Company Institute and Mutual Fund Directors Forum. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has over 30 years of academic and professional experience in the accounting and auditing fields which makes him particularly qualified to serve as the Trust’s Audit Committee chair. He holds PhD, Master’s and Bachelor’s degrees in Accounting and is a licensed Certified Public Accountant. Dr. Taylor is a Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University

of South Florida. From August 2017 to August 2018, Dr. Taylor served as Vice President-Finance on the Board of Directors of the American Accounting Association (AAA). From 2012 to 2015, he served a 3-year term in the Auditing Section of the AAA (as Vice-President from 2012-2013, as President from 2013-2014, and as Past President from 2014-2015). Dr. Taylor serves as a member of two other mutual fund boards within the Northern Lights Fund Complex, and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. He also served a three-year term on the AICPA’s Auditing Standards Board (2010-2012). Dr. Taylor is a member of two research teams that recently received grants from the Center for Audit Quality to study how auditors manage the process of auditing fair value measurements in financial statements and how accounting firms’ tone-at-the top messaging impacts audit performance. Dr. Taylor has published extensively in leading academic accounting journals, teaches corporate governance and accounting policy as well as auditing and assurance services at the graduate and undergraduate levels and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has over 40 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that brings diversity to Board deliberations.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015).

*	As of March 31, 2022, the Trust was comprised of 33 active portfolios managed by 17 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and not to any other series of the Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Officers of the Trust

Name, Address, Year of Birth	Position Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

Audit Committee. The Board has an Audit Committee that consists solely of Independent Trustees . The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Dr. Taylor is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held five meetings.

Compensation of Directors. Effective January 1, 2022, each Trustee receives a quarterly fee of $26,000, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2022, in addition to the quarterly fees and reimbursements, the Chairman receives a quarterly fee of $6,250, and the Audit Committee Chairman receives a quarterly fee of $4,500. From January 1, 2021 through December 31, 2021, each Trustee who was not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $23,500, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board, paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From April 1, 2019 through December 31, 2020, each Trustee who was not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $21,500, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board, paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2017 through December 31, 2021, in addition to the quarterly fees and reimbursements, the Chairman received a quarterly fee of $5,000, and the Audit Committee Chairman received a quarterly fee of $3,750.

Additionally, in the event an in-person meeting of the Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Board received from the Centerstone Investor Fund and Centerstone International Fund for the fiscal year ended March 31, 2022. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Centerstone Investor Fund	Centerstone International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex* Paid to Trustees
Patricia Luscombe	$3,069.39	$2,989.54	None	None	$6,058.93
John V. Palancia	$3,736.65	$3,639.44	None	None	$7,376.09
Mark H. Taylor	$3,469.75	$3,379.48	None	None	$6,849.23
Jeffery D. Young	$3,069.39	$2,989.54	None	None	$6,058.93

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Funds and not to any other series of the Trust. For the fiscal year ended March 31, 2022, the aggregate independent Trustees’ fees paid by the entire Trust was $423,000.

Trustees’ Ownership of Shares in the Fund. As of December 31, 2021, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee	Dollar Range of Equity Securities in the Centerstone Investor Fund	Dollar Range of Equity Securities in the Centerstone International Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Patricia Luscombe	None	None	$10,001-$50,000
John V. Palancia	None	None	$10,001-$50,000
Mark H. Taylor	None	None	$10,001-$50,000
Jeffery D. Young	None	None	None

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund.

As of July 4, 2022, the following persons owned 5% or more of the respective Fund’s outstanding shares per class.

Investors Fund Class I
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
UBS WM USA Omni Account Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	1,911,943.7410	11.67%	Record Owner
LPL Financial/FBO Customer Accounts PO Box 509046 San Diego, Ca 92150-9046	2,064,581.9760	12.60%	Record Owner
Charles Schwab Special Custody Account 211 Main Street San Francisco, Ca 94105	4,841,104.4040	29.56%	Record Owner
TD Ameritrade Inc. FBO PO Box 2226 Omaha, NE 68103-2226	2,741,035.7180	16.73%	Record Owner

Investors Fund Class A
Name and Address	Shares	Percentage of Shares
Charles Schwab Special Custody Account 211 Main Street San Francisco, Ca 94105	471,732.2470	24.72%	Record Owner
TD Ameritrade Inc. FBO PO Box 2226 Omaha, NE 68103-2226	100,734.5330	5.28%	Record Owner

Investors Fund Class C
Name and Address	Shares	Percentage of Shares
UBS WM USA Omni Account M/F Attn Dept Manager Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	56,915.5500	6.24%	Record Owner
LPL Financial/FBO Customer Accounts PO Box 509046 San Diego, Ca 92150-9046	50,365.6050	5.53%	Record Owner

International Fund Class I
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
UBS WM USA Omni Account M/F Attn Dept Manager Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	1,011,989.1800	43.32%	Record Owner
Charles Schwab & Co. Special Custody 211 Main Street San Francisco, CA 94105	422,840.2780	18.10%	Record Owner
International Fund Class A
Name and Address	Shares	Percentage of Shares
Charles Schwab Special Custody Account 211 Main Street San Francisco, CA 94105	905,478.2910	88.13%	Record Owner

International Fund Class C
Name and Address	Shares	Percentage of Shares
UBS WM USA Omni Account Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	9,886.2080	15.26%	Record Owner
RBC Capital Markets LLC/Mutual Fund Omnibus Processing Attn Mutual Fund Ops Mgr 60 South Sixth St P08 Minneapolis, MN 55402	5,076.9890	7.84%	Record Owner
Marjorie M. Hyland TOD/NY/Subject to STA TOD Rules 1204 Rugby Road Schenectady, NY 12308	3,762.2740	5.81%	Record Owner
Oppenheimer & Co Inc. FBO George T. Murphy IRA 206 N. Wisner Park Ridge, IL 60068	6,012.7910	9.28%	Record Owner
Raymond James & Assoc Inc/FBO Pledged Account – SBL RLarry and Ann Claire Jinks TTEE The JINKS Family Trust 130 Westhill Dr. Los Gatos, CA 95032	10,116.6070	15.62%	Record Owner

Charles Schwab & Co., Inc. is organized in the state of California and the parent company is Schwab Holdings Inc.; organized in the state of Delaware. The ultimate parent company of Schwab Holdings, Inc. is Charles Schwab Corporation; organized in the state of Delaware.

UBS is organized in the state of Delaware and is a subsidiary of UBS Americas Inc. organized in the state of Delaware.

Management Ownership Information. As of July 4, 2022, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

Investment Adviser

Investment advisory services are provided to the Funds by Centerstone Investors, LLC, 228 Park Avenue S, Suite 75938, New York, New York 10003, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is wholly owned by Abhay Deshpande. Subject to such policies as the Board may determine, the Adviser is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of a Fund’s investments. As of March 31, 2022, the Adviser had approximately $324 million in assets under management.

The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board (including by a majority of the Independent Trustees) or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds upon 60 days’ prior written notice when authorized either by a majority vote of the applicable Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser upon 60 days’ prior written notice and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the oversight of the Board, agrees (directly or through a subadviser) to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Funds, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was initially approved by the Board, including by a majority of the Independent Trustees, at a meeting held on November 23-24, 2020. A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Fund’s annual shareholder report for the period ended March 31, 2021.

In addition, the Adviser, under the oversight of the Board, provides the management services necessary for the operation of the Funds and such additional administrative services as reasonably requested by the Board. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Funds’ records and the registration of the Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Board.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a management fee at the annual rate of 0.90% of its average daily net assets.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) at least until August 1, 2024, such that net annual fund operating expenses of each Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. The Adviser is permitted to receive reimbursement from each Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Adviser is permitted to receive reimbursement from each Fund for fees it waived in connection with the corresponding Predecessor Fund because each Fund assumed all liabilities of its corresponding Predecessor Fund. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and increase its performance.

Share Class	Expense Cap for the Investors Fund	Expense Cap for the International Fund
Class A	1.35%	1.35%
Class C	2.10%	2.10%
Class I	1.10%	1.10%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds. Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Funds and of pricing the Funds’ shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of their shares with the SEC, qualifying their shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

For the following fiscal years ended March 31, the Adviser earned (and waived or reimbursed) the following advisory fees:

Investors Fund	2020	2021	2022
Advisory Fee Earned	$3,584,522	$2,162,568	$2,662,300
Advisory Fees Waived/Expenses Reimbursed	$296,599	$275,573	$27,474
Net Advisory Fee Earned	$3,287,923	$1,886,995	$2,634,826

Fees paid prior to March 5, 2021 were paid by the Predecessor Fund.

International Fund	2020	2021	2022
Advisory Fee Earned	$1,661,352	$607,122	$529,975
Advisory Fees Waived/Expenses Reimbursed	$370,304	$353,349	$209,844
Net Advisory Fee Earned	$1,291,048	$253,773	$320,131

Fees paid prior to March 5, 2021 were paid by the Predecessor Fund.

Portfolio Manager

The following section provides information regarding the Portfolio Manager, other accounts managed by the Portfolio Manager, compensation, material conflicts of interests, and any ownership of securities in the Funds.

Abhay Deshpande, CFA. Mr. Deshpande is the Founder & Chief Investment Officer of the Adviser. He has more than 30 years of market experience. Prior to founding the Adviser in 2015, Mr. Deshpande was a part of First Eagle Investment Management, LLC which he joined in 2000 and served as a senior member of the First Eagle Global Value analyst team and as a portfolio manager for a number of accounts before assuming portfolio management responsibilities for several funds in September 2007. Prior to 2000, Mr. Deshpande spent three years as a research analyst with Harris Associates, investment adviser to the Oakmark Funds.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for the Portfolio Manager of the Funds, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate and have been rounded. The Portfolio Manager does not manage any other registered investment companies, other pooled investment vehicles or other accounts as of the date of this SAI. The information in the table below is as of March 31, 2022.

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Should the Portfolio Managers who manage other investment accounts in addition to the Funds, he may be presented with the potential conflicts described below.

Centerstone Investors, LLC

Certain inherent conflicts of interest may arise from the fact that the Adviser may carry on substantial investment activities for multiple clients simultaneously, including separate accounts and mutual funds. The

Adviser may give advice and recommend investments to, or engage in investment transactions for, certain of its clients which advice or investments may differ from advice given to, or investments made for, other clients of the Adviser, even though their investment objectives may be the same or similar. The investment methods and strategies that the Adviser uses to manage a particular client’s account may be used by the Adviser when managing another client’s account. The Adviser and/or its affiliates may have a conflict of interest in rendering advice to a particular client because the financial benefit from managing another client’s account may be greater, which could provide an incentive to favor such other account. The Adviser believes, however, that these conflicts are mitigated by its methodology for allocating investments among clients, as described in its policies and procedures.

Portfolio Manager Compensation

The Portfolio Manager’s compensation is based on the profitability of the Adviser. The Portfolio Manager is eligible to receive a salary, bonus and net profits of the Adviser.

Portfolio Manager Ownership of the Funds

As of March 31, 2022, the Portfolio Manager beneficially owned the following outstanding shares of each Fund:

Fund	Portfolio Manager	Dollar Range of Ownership of Securities
Investors Fund	Abhay Deshpande	Over $1,000,000
International Fund	Abhay Deshpande	Over $1,000,000

Other Service Providers

Fund Administration, Fund Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC (the “Administrator” or “UFS”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of UFS or its affiliates.

The Agreement became effective on August 26, 2021 and will remain in effect for two years from the effective date, and will continue thereafter in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or UFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UFS. The Agreement provides that UFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, UFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily NAV; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and paying, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the Investment Company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

UFS also provides the Funds’ with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the services rendered to each Fund under the Agreement the Funds pay UFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. Each Fund also pays UFS for any out-of-pocket expenses.

For the following fiscal years ended March 31, the Funds paid the following fees for administration and accounting services.

	2020	2021	2022
Investors Fund	$173,417	$102,869	$101,071
International Fund	$92,989	$77,161	$41,558

Fees paid prior to March 5, 2021 were paid by the Predecessor Funds.

UFS also acts as transfer, dividend disbursing, and shareholder servicing agent for each Fund pursuant to the Agreement. Under the Agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the fiscal years ended March 31, the Funds paid the following fees for transfer, dividend disbursing and shareholder servicing services.

	2020	2021	2022
Investors Fund	$81,391	$64,286	$65,550
International Fund	$60,861	$39,491	$29,538

Fees paid prior to March 5, 2021 were paid by the Predecessor Funds.

Custodian

State Street Bank and Trust Company (the “Custodian” or “State Street”), One Lincoln Street, Boston, MA 02111, serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Securities Lending Activities

State Street Bank and Trust Company (“State Street”) serves as the Funds’ securities lending agent pursuant to a Securities Lending Agency Agreement between State Street and the Trust on behalf of the Funds. For the fiscal period ended March 31, 2022, the following amounts of income and fees and compensation were paid to the Funds related to the Funds’ securities lending activities:

	Centerstone Investors Fund	Centerstone International Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$36,670.72	$7,430.29
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(7,384.70)	$(1,481.41)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split
Administrative fees not included in revenue split
Indemnification fees not included in revenue split
Rebates paid to borrowers	$252.99	$(23.88)
Other fees not included in revenue split
Aggregate fees/compensation for securities lending activities	$(7,131.72)	$(1,505.29)
Net income from securities lending activities	$29,539.00	$5,925.00

The services provided by State Street as securities lending agent include: selection of securities to be loaned; locating borrowers previously approved by the Funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Funds’ instructions; marking to market noncash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the Funds’ instructions; and arranging for return of loaned securities to the Funds at loan termination.

The services provided by State Street as securities lending agent include: selection of securities to be loaned; locating borrowers previously approved by the Funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Funds’ instructions; marking to market noncash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the Funds’ instructions; and arranging for return of loaned securities to the Funds at loan termination.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. Each Fund pays a compliance service fee to NLCS.

For the fiscal year ended March 31, the Funds paid the following fees for compliance services:

2022
Investors Fund	$18,092
International Fund	$9,126

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm of the Funds.

Distribution of Fund Shares

The Distributor, Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, serves as the principal underwriter and national distributor for the shares of each Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days’ notice when authorized either by a majority vote of a Fund’s outstanding voting securities or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal year ended March 31, 2022:

Predecessor Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
CENTERSTONE INVESTORS FUND Class A	$2,320	$0	$0	*
CENTERSTONE INVESTORS FUND Class C	$2,655	$0	$0	*
CENTERSTONE INTERNATIONAL FUND Class A	$88	$0	$0	*
CENTERSTONE INTERNATIONAL FUND Class C	$0	$0	$0	*

*	The Distributor received $763 from the Adviser as compensation for its distribution services to the Funds.

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

The following table sets forth the total compensation received by the Distributor from the Funds (including the Predecessor Funds) during the fiscal year ended March 31, 2021:

Predecessor Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
CENTERSTONE INVESTORS FUND Class A	$394	$0	$0	*
CENTERSTONE INVESTORS FUND Class C	$616	$0	$0	*
CENTERSTONE INTERNATIONAL FUND Class A	$288	$0	$0	*
CENTERSTONE INTERNATIONAL FUND Class C	$163	$0	$0	*

*	The Distributor received $42,973 from the Adviser as compensation for its distribution services to the Funds.

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

The following table sets forth the total compensation received by the Distributor from the Predecessor Funds during the fiscal year ended March 31, 2020:

Predecessor Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Centerstone International Fund - Cl A	$638	$0	$0	*
Centerstone International Fund - Cl C	$5,754	$0	$0	*
Centerstone Investors Fund - Cl A	$5,371	$0	$0	*
Centerstone Investors Fund - Cl C	$1,554	$0	$0	*

*	The Distributor received $19,086 from the Adviser as compensation for its distribution services to the Funds.

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

12b-1 Distribution and Shareholder Servicing Plan

The Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares and Class C shares (the “Plan”) pursuant to which the Class A shares and Class C shares of the Funds are each authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Funds. Under the Plan, Class A shares and Class C shares of the Funds may each pay a combined account maintenance and/or distribution fee at an annual rate of up to 0.25% for Class A shares and 1.00% for Class C shares of the average net assets of class as compensation for the Distributor providing distribution and/or shareholder services to shareholders. Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to the Funds’ shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor informs the Board of any Rule 12b-1 fees paid by the Distributor to Recipients.

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Funds by vote of a majority of the Board or by vote of a majority of the outstanding voting shares of the Funds.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plan, the selection and nomination of non-interested Trustees will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Plan to these financial intermediaries for the distribution services they provide to the Funds’ shareholders exceed the 12b-1 Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Funds. In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the 12b-1 Fees to pay one or more supermarket sponsors a negotiated fee for distributing the Funds’ shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Actual 12b-1 Expenditures Paid by
Centerstone Shares
During the Fiscal Period Ended March 31, 2022
	CENTERSTONE INVESTORS FUND Class A	CENTERSTONE INVESTORS FUND Class C	CENTERSTONE INTERNATIONAL FUND Class A	CENTERSTONE INTERNATIONAL FUND Class C
Advertising/Marketing	None	None	None	None
Printing/Postage	None	None	None	None
Payment to distributor	$11,702	$15,162	$14,914	$1,585
Payment to dealers	$48,389	$96,756	$4,730	$6,793
Compensation to sales personnel	None	None	None	None
Other	$8,438	$10,989	$10,548	$1,170
Total	$68,529	$122,907	$30,192	$9,548

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds will be effected through broker-dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.

Investment decisions for the Funds may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where a Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

Each Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. Each Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

The table below provides information about the brokerage fees incurred by the Funds for the fiscal year ended March 31, 2022:

Fund	Brokerage Commissions
Centerstone Investors Fund	$91,442
Centerstone International Fund	$32,241

The table below provides information about the brokerage fees incurred by the Funds for the fiscal year ended March 31, 2021:

Fund	Brokerage Commissions
Centerstone Investors Fund	$130,516.37
Centerstone International Fund	$46,851.78*

*	The variation in fees from the previous year resulted from a decrease in assets under management.

The table below provides information about the brokerage fees incurred by the Funds for the fiscal year ended March 31, 2020:

Fund	Brokerage Commissions
Centerstone Investors Fund	$199,336.17
Centerstone International Fund	$127,981.54

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in each Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 37% for individuals) and could increase brokerage commission costs. To the extent that the Funds experience an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred by the Funds and may result in a greater number of taxable transactions. For the fiscal year ended March 31, 2022, the portfolio turnover rate of the Investors Fund and International Fund was 31.56% and 19.69%, respectively. For the fiscal year ended March 31, 2021, the portfolio turnover rate of the Investors Fund (including its predecessor) and International Fund (including its predecessor) was 34.65% and 22.87%, respectively.

Code of Ethics

The Trust and the Adviser have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser to invest in securities that may be purchased or held by the Funds.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser and responsibility for voting proxies of securities held by the Funds to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix A.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-877-314-9006 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s CCO serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, each Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-PORT two months after the end of each fiscal quarter/semi-annual period.

Also, approximately fifteen to thirty days after the end of each quarter, the Adviser posts on the Funds’ website a profile of the Funds which typically includes the Funds’ top ten holdings. The Funds may choose to make available, no sooner than 10 days after the end of each quarter, a complete schedule of their portfolio holdings as of the last day of the quarter.

Portfolio holdings and other fund related performance data may also be disclosed, upon authorization by a designated officer, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings and performance-related data. The Trust may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-PORT.  In each case, a determination has been made by the Trust’s Chief Compliance Officer that such advance disclosure is supported by a legitimate business purpose of the Funds and that the recipient is subject to a duty to keep the information confidential.

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Ultimus Fund Solutions, LLC.  Ultimus Fund Solutions, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

State Street Bank and Trust Company. State Street Bank and Trust Company is custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd. Cohen & Company, Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

Counsel to the Trust and Counsel to the Independent Trustees. Counsel to the Trust, Counsel to the Independent Trustees and their respective personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information in connection with the operation or administration of the Funds, as determined by the Trust’s Chief Compliance Officer, and must be subject to a duty to keep the information confidential and not to trade on any material non-public information. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer reports periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time provides the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Share Price,” the NAV of each Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of each Fund, by class, respectively.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost, which approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Funds may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Funds can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board’s Determination. The Board meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Centerstone Investors Fund

Centerstone International Fund

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100
Elkhorn, NE  68022

Redemption of Shares

A Fund will redeem all or any portion of a shareholder’s shares in the applicable Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Funds may purchase shares of certain series which charge a redemption fee to shareholders (such as the Funds) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Funds were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Funds would bear such redemption fee. The Funds will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Funds or their investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Regulations promulgated thereunder by the U.S. Treasury Department (including final, proposed, and temporary regulations (the “Treasury Regulations”), and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. Therefore, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary does not purport to discuss all aspects of U.S. federal income taxation to a Fund or shareholders and does not discuss those issues that may be important to shareholders subject to special tax rules (except as expressly provided below), such as:

●	former U.S. citizens or long-term residents subject to Code Section 877 or Section 877A;

●	entities subject to the U.S. anti-inversion rules;

●	Non-U.S. Shareholders (as defined below);

●	persons who mark-to-market shares of a Fund;

●	subchapter S corporations;

●	shareholders whose functional currency is not the U.S. dollar;

●	financial institutions;

●	insurance companies;

●	broker-dealers;

●	trusts and estates;

●	holders who receive shares through the exercise of employee stock options or otherwise as compensation;

●	holders who hold shares through tax-advantaged accounts such as an IRA, a 401(k) plan account or other qualified retirement account;

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment; and

●	tax-exempt organizations.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding shares should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of shares by the partnership.

This summary assumes that shareholders will hold shares as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. federal income tax consequences of an investment by U.S. Shareholders (as defined below), and therefore, does not address (except as expressly provided below) U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of these discussions, a “U.S. Shareholder” means a beneficial owner of the Funds’ shares that is any of the following for U.S. federal income tax purposes:

●	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

●	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Funds’ shares that is not a U.S. Shareholder.

Qualification and Taxation as a RIC

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

Each Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on their net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements, as a regulated investment company generally is entitled to deduct all dividends and capital gain dividends it distributes to its shareholders, even if shareholders choose to receive such distributions in shares of a Fund. A Fund will, however, be subject to corporate income tax on any net investment income or net capital gain that it does not timely distribute to its shareholders.

Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain is the excess of net long-term capital gain over net short-term capital loss for a fiscal year and is computed by taking into account any capital loss carryforward of a Fund.

Each Fund is permitted to carry forward capital losses for an unlimited period, and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

As of March 31, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

	Non-Expiring	Non-Expiring		CLCF
	Short-Term	Long-Term	Total	Utilized
Centerstone Investors Fund	$—	$—	$—	$9,284,268
Centerstone International Fund	8,096,793	12,628,128	20,724,921	889,819

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of such Fund’s taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), the securities of two or more issuers (other than securities of other regulated investment companies) which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships. If a Fund fails to satisfy these qualifying income and asset tests, such Fund would be disqualified as a regulated investment company for the entire taxable year. However, if such failure was due to reasonable cause and not willful neglect, it may be permitted to “cure” such failures (and thereby not jeopardize its tax status as a regulated investment company) under certain circumstances.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year (and such failure is not subject to cure as discussed above), it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. (currently at a flat rate of 21%). Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions in an amount at least equal to the sum of (1)98% of a Fund’s ordinary income for the calendar year (2) 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year and (3) certain undistributed amounts neither distributed nor taxed to each Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this excise tax.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the year of the accrual, a Fund may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain regulated investment company tax treatment under Subchapter M of the Code. A Fund may have to sell some of its investments at times and/or at prices that would not be considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If a Fund is not able to obtain cash from other sources, it may fail to qualify for regulated investment company tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that a Fund qualifies as a regulated investment company and has satisfied the annual distribution requirement.

MLP Equity Securities

The Funds may invest their assets in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. However, as these entities are generally treated as publicly traded partnerships for U.S. federal income tax purposes, these entities could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

When a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is generally treated as a tax-free return of capital to the extent the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. If the Fund retains an investment until the basis is reduced to zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099.

REITs

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) gain from the sale or other disposition of stock, securities, and real property, and (d) any source described in clauses (a) through (h) in the preceding sentence. To the extent an investment meets the qualifications of a REIT under the Code, the REIT will not be taxed on distributions made to the Funds. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates (currently at a flat rate of 21%).

Taxation of U.S. Shareholders

Distributions by a Fund of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to U.S. Shareholders as ordinary income to the extent of such Fund’s current or accumulated earnings and profits. However, distributions by a Fund to noncorporate U.S. Shareholders attributable to dividends received by such Fund from U.S. and certain foreign corporations will generally be eligible for the maximum federal capital gains tax rate of 20% applicable to qualified dividend income, as long as certain other requirements are met. For these lower rates to apply, the noncorporate U.S. Shareholders must have owned shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of distributions by a Fund that otherwise qualify for these lower rates may be reduced as a result of a Fund’s securities lending activities or a high portfolio turnover rate and may also be reduced as a result of certain derivative transactions entered into by the Fund.

Distributions by a Fund derived from dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate U.S. Shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of our securities lending activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by a Fund. In most cases the Funds will hold shares for less than 12 months, such that their sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Funds in taxable accounts.

Distributions by a Fund of net capital gain (which is generally long-term capital gains in excess of net short-term capital losses) properly designated by a Fund as “capital gain dividends” generally are taxable to U.S.

Shareholders as long-term capital gain, to the extent of such Fund’s current or accumulated earnings and profits, regardless of the length of time the shares of the Funds have been held by such shareholders.

Distributions in excess of a Fund’s earnings and profits first will be treated as a return of capital. A return of capital is not taxable but will reduce a U.S. Shareholder’s tax basis in its shares of such Fund and, after the tax basis is reduced to zero, the amount of the distribution in excess of such Fund’s earnings and profits and the U.S. Shareholder’s adjusted tax basis will constitute capital gains to such shareholder (and will generally be long-term capital gain if such shareholder has held the applicable shares for more than one year).

A redemption, sale, exchange, or other disposition of Fund shares by a U.S. Shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption, sale, exchange, or other disposition.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. U.S. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable U.S. Shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by U.S. Shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the U.S. Shareholder and are also subject to these reporting requirements.

Taxation of Non-U.S. Shareholders

Dividends paid to a Non-U.S. Shareholder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Shareholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Shareholder is subject to such U.S. income tax on a distribution, then a Fund is not required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Code section 871(k) provides certain “look-through” treatment to Non-U.S. Shareholders, permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Funds. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Backup Withholding

Under the Code, the Funds will be required to report to the Internal Revenue Service (the “IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently at a rate of 24%) in the case of non-exempt shareholders who fail to furnish the investment company with their social security or taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect social security or taxpayer identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution will accompany each distribution. In January of each year each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their independent tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a 30% withholding tax on income and dividends paid by a Fund. While withholding under FATCA would have applied also to payments of certain capital gain distributions and the gross proceeds arising from the sale of Fund shares paid on or after January 1, 2019, recently proposed Treasury Regulations eliminate such FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it either enters into a valid agreement with the IRS or otherwise complies with the specific requirements and provisions of an applicable intergovernmental agreement, in each case to, among other requirements, collect and report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

 Medicare Contribution Tax on Unearned Income

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Shareholder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s filing status). A U.S. Shareholder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from “passive activities” (as defined in the Code), unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. Shareholder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Medicare tax to your ownership and disposition of shares of a Fund.

Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares. The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Regulations or consult your tax advisor with regard to your personal circumstances. For those securities defined as “covered” under current cost basis tax reporting Treasury Regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to market” as though it had sold and repurchased its holdings in those PFICs on the last day of a Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return.

Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of that Fund. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can generally be used to offset the alternative minimum tax imposed on individuals, and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, they may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, their shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to a Fund or its investments. You should consult your own independent tax advisors to determine the tax consequences of owning a Fund’s shares.

Financial Statements

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year March 31, 2022. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. Each Fund will provide the Fund’s Annual Report without charge upon request in writing or by telephone.

APPENDIX “A” Centerstone Investors, LLC Proxy Voting Policy

Proxy voting Policy

Centerstone Investors, LLC

In accordance with Rules 30b1-4, 206(4)-6, and 204-2 of the Investment Adviser Act of 1940, as amended, Centerstone Investors, LLC (“Centerstone” or the “Firm”) has adopted this Proxy Voting Policy (“Policy”).

For the purposes of this Policy, Centerstone’s Clients may include companies registered under the Investment Company Act of 1940 (“Mutual Funds”) and institutional investors or any entity or natural person whose assets are managed in separately managed accounts (“Separately Managed Accounts”), collectively referred to as the “Clients”.

Mutual Fund Clients

Centerstone holds the authority to vote proxies on behalf of the Mutual Funds it manages. Centerstone will engage Institutional Shareholder Services Inc. (“ISS”) as an independent third party to assist Centerstone with voting proxies. In the event that Centerstone receives proxies, the portfolio manager will generally vote proxies based on the recommendation of ISS, except in cases where Centerstone believes that such recommendation would be inconsistent with the best interests of the Mutual Fund and its shareholders in which case Centerstone will vote proxies in the manner it believes to be in the best interest of the Mutual Fund and its shareholders.

Clients (other than Mutual Funds)

At the express direction of a Client, Centerstone will vote proxies for securities held in such Client’s Separately Managed Account. Unless such Client has provided Centerstone specific voting instructions, Centerstone will generally vote such proxies consistent with the recommendations of ISS, except in cases where Centerstone believes that such recommendation would be inconsistent with the best interest of the Client, in which case Centerstone will vote in the manner it believes to be in the best interest of the Client.

Centerstone may also engage ISS or another independent third party to cast any proxy votes on behalf of those Clients in the event that the CCO identifies a material conflict of interest in casting such votes.

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Procedures

●	The Firm will only exercise proxy-voting discretion over Client securities in the instances where Clients give the Firm discretionary authority to vote on their behalf.

●	The CCO and relevant members of the investment team have access to view relevant upcoming and past proxy votes.

●	It is the Firm’s policy to vote Client securities primarily in conformity with ISS recommendations, in order to limit conflict of interest issues between the Firm and its Clients.

●	The Firm may vote Client shares inconsistent with ISS recommendations if the Firm believes it is in the best interest of its Clients and such a vote does not create a conflict of interest between the Firm and its Clients. In such a case, the Firm will have on file a written statement detailing why they believe ISS’ recommendation was not in the Client’s best interest.

●	The Firm retains a record of proxy votes for each Client.

Upon request, Clients can receive a copy of the Firm’s proxy voting procedures and ISS’ proxy voting guidelines. If you have any questions, please contact Philip Santopadre at (212)-503-5790 or email info@centerstoneinv.com.

Centerstone will provide a copy of the guidelines to each Client for consideration, as requested. If a Client objects to any provision in the guidelines, we ask that the Client make known to us what the objection is. Clients may always discuss their proxy questions with the Firm.

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